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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 MAY 17, 2004

                                 CENVEO, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)

        1-12551                                        84-1250533
(Commission File Number)                  (IRS Employer Identification Number)

                 8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
              (Address of principal executive offices) (Zip Code)

                                 303-790-8023
             (Registrant's telephone number, including area code)

                                MAIL-WELL, INC.
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

On April 29, 2004, the shareholders approved an amendment to the Company's Articles of Incorporation to change its name to Cenveo, Inc., which the Company filed with the Colorado Secretary of State effective May 17, 2004. The Company will commence trading on the New York Stock Exchange under its new symbol CVO effective May 17, 2004.

Please see the company's press release dated May 17, 2004, attached hereto as Exhibit 99.1.



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                             Mail-Well, Inc.
                                             ---------------
                                               (Registrant)


                                             By: /s/ Michel P. Salbaing
                                                 ---------------------------
                                                 Michel P. Salbaing
                                                 Sr. Vice President and CFO
Date: May 17, 2004